THESE SECURITIES AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"). THESE SECURITIES AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THESE SECURITIES MAY NOT BE OFFERED, SOLD, OR TRANSFERRED, DIRECTLY OR INDIRECTLY, UNLESS THEY HAVE BEEN DULY REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE ACT, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE ACT IS AVAILABLE, AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT REASONABLY SATISFACTORY TO IT. THESE SECURITIES MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.



                            NOCOPI TECHNOLOGIES, INC.

                                VOID AFTER ______


                             CERTIFICATE NO. ______

                                 CERTIFICATE FOR
                         COMMON STOCK PURCHASE WARRANTS

              These securities are subject to certain restrictions
                  on exercise and transfer as indicated herein.


     This certifies that FOR VALUE RECEIVED, _______________________________ or permitted, registered assigns, is the owner of _______ Common Stock Purchase Warrants ("Warrants"). Each Warrant initially entitles the Holder thereof, subject to the terms and conditions hereinafter set forth, to purchase one (1) fully paid and nonassessable share of Common Stock, par value $.01 of Nocopi Technologies, Inc., a Maryland corporation (the "Company"), subject to modification and adjustments as set forth herein, upon the presentation and surrender of this Warrant Certificate with the Subscription Form attached hereto duly executed, at any time after issuance, but not after the Expiration Date (as hereinafter defined), at the office of the Company, 230 Sugartown Road, Wayne, PA 19087 and upon payment therefor, in lawful money of the United States of America in certified funds or cashier's check, bank draft or bank check made payable to the Company, at the purchase price of $.25 per whole share of Common Stock, subject to escalation, modification and adjustment as set forth hereinbelow.

     Prior to the exercise of any Warrant represented hereby, the Holder hereof shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company.

     Each Warrant is subject to the following additional terms, provisions and conditions:

     Section 1. Definitions. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

          (A) "Common Stock" shall mean the Company's voting common stock, par value $.01.

          (B) "Corporate Office" shall mean the office of the Company, 230 Sugartown Road, Wayne, PA 19087.

          (C) "Exercise Period" shall mean a period commencing on the date hereof and continuing until the Expiration Date, unless extended in the sole discretion of the Company.

          (D) "Expiration Date" shall mean 5:00 p.m. (Eastern Daylight Savings
Time) on _____________ unless extended in the sole discretion of the Company.

          (E) "Purchase Price" shall mean the price at which each Warrant holder shall be entitled to purchase one (1) share of Common Stock. Each Warrant shall permit the holder to purchase one (1) share of the Company's Common Stock at a price of $0.25 per share, subject to escalation, modification and adjustment as herein provided.

          (F) "Registered Holder" shall mean the person in whose name this Warrant Certificate shall be registered on the books maintained by the Company pursuant to Section 4 hereof.

          (H) "Warrant Shares" shall mean the Common Stock reserved for issuance upon exercise of the Warrants represented by this Warrant Certificate.

     Section 2. Exercise; Limitation on Exercise.

          (A) Each Warrant represented hereby may be exercised at any time before the Expiration Date, upon the terms and subject to the conditions set forth herein. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender for exercise (the "Exercise Date") of this Warrant Certificate with the exercise form thereon duly executed by the Registered Holder hereof, or his attorney duly authorized in writing, or his permitted, registered assigns, together with (i) payment to the Company, either by a bank cashier's check, certified funds or bank check or bank draft payable to the order of the Company, or lawful money of the United States of America, in an amount equal to the aggregate Purchase Price payable upon such exercise, and either (ii) written certification that the person exercising the Warrant is not a U.S. Person and that the Warrant is not being exercised on behalf of a U.S. Person, or (iii) a written opinion of counsel to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder. The person entitled to receive the Warrant Shares deliverable upon such exercise shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date, except for the payment of dividends and voting rights which shall be governed by applicable corporate law. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable upon the exercise of any Warrant or Warrants. If more than one (1) Warrant shall be exercised at one time by the same

Registered Holder, the number of full shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of full shares issuable upon such exercise. Any fractional shares shall be rounded to the nearest whole share. Upon the exercise of any Warrant and the collection of funds tendered in payment of the Purchase Price, the Company shall cause share certificate(s) representing the Warrant Shares acquired upon such exercise to be issued.

          (B) Notwithstanding the foregoing, the Warrants represented hereby may not be exercised if, in the opinion of counsel to the Company, the issuance and sale of Warrant Shares upon such exercise would require registration of such Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state law. The Company shall use its reasonable best efforts to perfect any available exemption from the registration requirements of such laws so as to permit the exercise of the Warrants, but shall not be required to register Warrant Shares thereunder.

     Section 3. Reservation of Shares; Payment of Taxes; Etc. The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all Warrant Shares which shall be issuable upon exercise of the Warrants shall be duly and validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. Warrant Shares issued upon exercise of Warrants shall be subject to certain restrictions on transfer as specified in Section 5.

     The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrants, or the issuance or delivery of any Warrant Shares upon exercise of the Warrants. Warrant Shares shall be delivered only in the name of the Registered Holder of the Warrant Certificate representing the Warrants being exercised.

     Section 4. Registration of Transfer. This Warrant Certificate and the Warrants represented hereby may be transferred, in whole or in part, subject to
Section 5 hereof. In connection with such transfer, this Warrant Certificate shall be surrendered to the Company at its Corporate Office, and the Company shall execute, issue and deliver in exchange herefor a Warrant Certificate of like tenor which the transferee hereof shall be entitled to receive.

     The Company shall keep, at its Corporate Office or such other place as may be determined by its board of directors, books in which, subject to such reasonable regulations as it may prescribe, it shall register this Warrant Certificate and any permitted transfer hereof.

     When presented for registration of transfer, or for exchange or exercise, this Warrant Certificate and the subscription form attached shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription in form satisfactory to the Company, duly executed by the Registered Holder thereof or his attorney duly authorized in writing.

     Prior to due presentment for registration of transfer thereof, the Company may deem and treat the Registered Holder of this Warrant Certificate as the absolute owner thereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

     Section 5. Restrictions on Transfer. The Warrants represented hereby have been and are being issued, and the Warrant Shares will be issued, in an offering conducted outside the United States pursuant to Regulation S promulgated under the Securities Act. The Warrants and the Warrant Shares have not been registered under the Securities Act or the securities laws of any state. Such securities may not be offered, sold or transferred, directly or indirectly, unless such securities have been registered under the Securities Act and any applicable state law, or an exemption from the registration requirements of the Securities Act and any applicable state law is available and the Company has received an opinion of counsel to such effect reasonably satisfactory to it. Certificates representing Warrant Shares shall bear a legend reflecting the foregoing restrictions on transfer.

     Section 6. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation hereof, the Company shall execute, issue and deliver in lieu hereof a new Warrant Certificate representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     Section 7. Adjustment of Purchase Price and Number of Shares Deliverable. The Purchase Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be subject to adjustment as follows:

         (A) (i) In the event that the Company shall issue any shares of its Common Stock as a stock dividend or shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares, then, in either such case, the Purchase Price in effect at, and after, the time of such action shall be proportionately reduced and the number of shares at that time purchasable upon the exercise of a Warrant shall be proportionately increased; and, conversely, in the event that the Company shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Purchase Price in effect at, and after, the time of such action shall be proportionately increased and the number of shares of Common Stock at the time purchasable upon the exercise of a Warrant shall be proportionately decreased. Any dividend paid or distributed upon the Common Stock in stock of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof. The Purchase Price (computed to the nearest cent) shall be (a) the number of shares of Common Stock outstanding immediately prior to such stock dividend or stock split, divided by the number of shares of Common Stock outstanding immediately after such stock dividend or stock split, multiplied by (b) the Purchase Price in effect immediately prior to such stock dividend or stock split. The number of shares purchasable upon the exercise of a Warrant shall be (a) the Purchase Price in effect immediately prior to such stock dividend or stock split divided by the Purchase Price as adjusted by this Section 7 in effect immediately following the stock dividend or stock split, multiplied by (b) the number of shares purchasable upon the exercise of a Warrant immediately prior to such stock dividend or stock split.

             (ii) In the event that the Company should at any time or from time to time hereafter issue or sell any shares of Common Stock (other than under circumstances requiring an adjustment pursuant to Section 7(A)(i)) for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Purchase Price shall be adjusted to a price (computed to the nearest cent) equal to (a) the sum of the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Purchase Price in effect immediately prior to such issue or sale, and the consideration, if any, received by the Company upon such issue or sale, divided by (b) the total number of shares of Common Stock outstanding immediately after such issue or sale. The number of shares purchasable upon the exercise of a Warrant after any such issue or sale shall be (a) the Purchase Price in effect immediately prior to the issue or sale divided by the Purchase Price as adjusted by this Section 7(A)(ii) in effect immediately following the issue or sale, multiplied by (b) the number of shares purchasable upon the exercise of a Warrant immediately prior to such issue or sale.

             (iii) In any case in which this Section 7(A) shall require that an adjustment to the Purchase Price be made immediately following a record date, the Company may elect to defer (but only until five (5) business days following the receipt by the Company of the certificate of independent public accountants described in subsection (i) of Section 7(D)) issuing to the holder of any Warrant exercised after such record date the shares of Common Stock and other capital stock of the Company issuable upon such exercise over and above the shares of Common Stock and other capital stock of the Company issuable upon such exercise on the basis of the Purchase Price prior to adjustment.

             (iv) No adjustment in the Purchase Price shall be required to be made unless such adjustment would require an increase or decrease of at least $0.01, provided, however, that any adjustments which by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue fractional shares upon the exercise of any Warrant.

             (v) No adjustment of the Purchase Price shall be made as a result of or in connection with (a) the issuance of shares of Common Stock of the Company pursuant to options, warrants and stock purchase agreements outstanding or in effect on the date of this Certificate, (b) the granting of additional options by separate agreements or pursuant to the stock option plans of the Company as currently or hereafter in effect or as hereafter modified, renewed or extended, or the issuance of shares of Common Stock of the Company upon exercise of any such options, or (c) the issuance of shares of Common Stock to officers, employees, consultants, advisors, attorneys or agents of the Company or any Subsidiary, or under any circumstances other than those set forth in subsection
(i) and (ii) of this Section 7(A).

             (vi) On the third anniversary of the date of issuance of the Warrants represented hereby, the Purchase Price shall automatically increase to an amount determined by multiplying (a) the Purchase Price in effect at the close of business on the preceding day, by (b) 1.4.

             (vii) In the event that at any time as a result of an adjustment made pursuant to subsection (i) of this Section 7(A), the holder of any Warrant thereafter exercised shall become entitled to receive any shares of the Company other than shares of its Common Stock, thereafter the Purchase Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subsections (i) through (v) of this Section 7(A).

         (B) In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation, reorganization or merger of the Company with or into another corporation (other than a merger with a Subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then as a condition of such reclassification, change, reorganization, consolidation, merger, sale or conveyance, the Company, or such successor purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, reorganization, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, reorganization, consolidation, merger, sale or conveyance and shall forthwith file with the Company at the Corporate Office a statement signed by its President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provisions. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
7. The above provisions of this Section 7(B) shall similarly apply to successive reclassification and changes of shares of Common Stock and to successive consolidations, reorganizations, mergers, sales or conveyances.

         (C) Before taking any action which would cause an adjustment reducing the Purchase Price below the then par value of the shares of Common Stock issuable upon exercise of the Warrants, the Company will endeavor to take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may issue fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

         (D) (i) Upon any adjustment of the Purchase Price required to be made pursuant to this Section 7, the Company within thirty (30) days thereafter shall
(a) cause to be prepared a certificate of a firm of independent accountants setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate shall be conclusive evidence of the correctness of such adjustment, and (b) cause to be mailed to the Registered Holder of this Warrant Certificate written notice of such adjustment. Where appropriate, such notice may be given in advance and included and part of the notice required to be mailed under the provisions of Subsection 7(D)(ii).

             (ii)  In case at any time:

                   (a) The Company shall declare any dividend upon its Common Stock payable in Common Stock of the Company or otherwise than in cash; or

                   (b) The Company shall offer for subscription to the holders of its Common Stock any additional shares of stock of any class or any other securities convertible into shares of stock or rights to subscribe thereto; or

                   (c) There shall be any capital reorganization or reclassification of the capital stock of the Company, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another corporation (other than a merger with a Subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of subdivision or combination)); or

                   (d) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall cause to be mailed to the Registered Holder of this Warrant Certificate, at the earliest practicable time (and, in any event, not less than twenty (20) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts and shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise the Warrants shall terminate).

             (iii) Without limiting the obligation of the Company to provide notice to the Registered Holder of this Warrant Certificate of corporate actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such corporate action of the Company.

     Section 8. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class, postage prepaid or delivered to a telegraph office for transmission:

             (i) if to the Registered Holder of this Warrant Certificate at the address of such holder as shown on the registry books maintained by the Company; or

             (ii) if to the Company at Nocopi Technologies, Inc., 230 Sugartown Road, Wayne, PA 19087, Attention: Mr. Norman A. Gardner, Chairman or at such other address as may have been furnished to the Holder in writing by the Company.

     Section 9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the 19th day of November, 1997.


Attest:                                     NOCOPI TECHNOLOGIES, INC.



                                            By:
-----------------------------                   -------------------------------
Assistant Secretary                             Richard Check
                                                President

      (SEAL)

                            NOCOPI TECHNOLOGIES, INC.

                            WARRANT SUBSCRIPTION FORM
      To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise ___________________ Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares shall be issued in the name of and delivered to the undersigned and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.


                                             X
                                               --------------------------------
                                                         (Signature)

Dated:                                       X
      -----------------------                  --------------------------------
                                                         (Signature)


                                             ----------------------------------
                                                           Address


                                             ----------------------------------
                                                    City, State, Zip Code


                                             ----------------------------------
                                                  Tax Identification Number


                                             ----------------------------------
                                                   Signature(s) Guaranteed

                                   ASSIGNMENT
      To Be Executed by the Registered Holder in Order to Transfer Warrants


For Value received,                      hereby sell, assign and transfer unto:
                    --------------------

-------------------------------------------------------------------------------
                     (Please Print or Type Name and Address)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                 (Social Security or Tax Identification Number)


all of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.


                                             X
                                               --------------------------------
                                                         (Signature)

Dated:                                       X
      -----------------------                  --------------------------------
                                                         (Signature)

-----------------------------
   Signature(s) Guaranteed


THE SIGNATURE TO THE SUBSCRIPTION OR THE TRANSFER FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, OR BY A REGISTERED BROKER DEALER.